Exhibit 99.2

CERTIFICATION BY CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rockwell Collins, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2003 (the “Report”) filed with the Securities and Exchange Commission, I, Lawrence A. Erickson, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Company’s Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 12, 2003	/s/ Lawrence A. Erickson
Lawrence A. Erickson
Senior Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Rockwell Collins, Inc. and will be retained by Rockwell Collins, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.